UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2004

EDUCATE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50952	37-1465722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fleet Street, Baltimore, Maryland 21202

(Address of principal executive offices) (ZIP Code)

(410) 843-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01. Other Events

The following information is furnished pursuant to Item 8.01 of Form 8-K, “Other Events”.

On December 21, 2004, the registrant issued a press release announcing that it had entered into an agreement with LeapFrog Enterprises, Inc. A copy of the release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference. The registrant does not intend for this exhibit to be incorporated by reference into future filings under the Securities Act of 1933.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release dated December 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATE, INC.

/s/ C. Alan Schroeder
Name:	C. Alan Schroeder
Title:	Vice President, General Counsel and Secretary

Date: December 21, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated December 21, 2004.